Exhibit 99.3

Pipeline Chart

AAV= Anti-neutrophil cytoplasmic autoantibody (ANCA)-associated vasculitis; IIM= Idiopathic inflammatory myopathy; LN= Lupus nephritis; mCRPC= Metastatic castration-resistant prostate cancer; PSMA= Prostate specific membrane antigen; RA= Rheumatoid arthritis; SLE= Systemic lupus erythematosus; SPS= Stiff person syndrome; SSc= Systemic sclerosis.

Timing subject to site activation, patient enrollment, data readouts and regulatory feedback

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